Exhibit 10.16

Credit Agreement

The undersigned:

1.	VistaPrint B.V., established in Venlo, hereinafter referred to as ‘the Borrower’,

2.	ABN AMRO Bank N.V., having its registered office in Amsterdam, The Netherlands, hereinafter referred to as ‘ABN AMRO’

have agreed as follows:

On the basis of the information supplied to ABN AMRO, the Borrower is granted a loan on the terms and conditions and at the rates and charges stated in this agreement and the appendix hereto. The loan is granted to finance real estate.

Twenty-year roll-over loan	EUR 5,000,000.—

Drawing

A first drawing of at least EUR 2,000,000.—and the remainder in tranches of at least EUR 1,000,000.—each as the investment progresses on the production of invoices, with the proviso that the loan will be drawn in full not later than 1 March 2004.

Repayment of Principal

In 80 successive three-monthly instalments of EUR 62,500.—each, the first instalment being due on 1 October 2004.

Rates and Charges

Interest

EURIBOR increased by a margin of 1,15% per annum.

ABN AMRO shall revise the individual margin on 1 March 2009 or, if such does not coincide with the final day of in Interest Period, on the final day of such Interest Period.

Fixed rate period 1, 2, 3, 6, or subject to the approval of ABN AMRO, 12 months.

Interest in respect of each Interest Period shall be paid on the final day of the relevant Interest Period. In the case of an Interest Period of longer than three months, interest shall also be payable three-monthly in arrears throughout the Interest Period.

The borrower will select the Interest Period(s) for each tranche such that the final day of (one of) the selected Interest Period(s) coincides with the date on which the loan must have been drawn in full (see above), so that the relevant tranches can be amalgamated into a single sum for one and the same Interest Period per the above date.

Commitment Fee	0,575% per annum.

Commitment fee will be charged over the average undrawn part per the month from the first full calendar month after signing of this Credit Agreement, and be payable on the fist day of the subsequent month.

Security and covenants

•	Revolving mortgage of EUR 5,000,000.—plus 40% for interest and costs, on the property located at Venlo, Hudsonweg 8. Fuller details will be included in the mortgage deed.

•	Net worth agreement, to be signed by VistaPrint Limited, the Borrower and ABN AMRO stating that the Borrower’s tangible net worth as defined in the agreement will be maintained at a minimum of 30% of the Borrower’s consolidated (adjusted) balance sheet total.

•	Pursuant to article 18 of the ABN AMRO General Banking Conditions, ABN AMRO shall have a pledge on all goods, documents of title and securities, with are in the possession or will come into the possession of ABN AMRO or of a third party on behalf of ABN AMRO from or for the benefit of the Borrower on any account whatsoever, on all share forming part of a collective deposit within the meaning of the Securities Giro Administration and Transfer Act (“Wet giraal efectenverkeer”), which are in the possession or will come into the possession of ABN AMRO, and on all the present and future debts owing ABN AMRO to the Borrower on any account whatsoever as security for all and any present and future debts owing by the Borrower to ABN AMRO on any account whatsoever. ABN AMRO hereby accepts this (right of) pledge. In as far as these assets have not yet been pledged in advance or otherwise, to ABN AMRO as security for the aforementioned obligations of the Borrower, this Credit Agreement shall be deemed to have been made, in so far as it is considered necessary.

Other provisions

•	For the purpose of this credit arrangement
•	tangible net worth is understood to mean:

issued and paid-up share capital plus reserves, deferred tax liabilities and loans, subordinated to the Borrowers’ debts to ABN AMRO, minus tangible assets, deferred tax assets, participating interests, receivable from shareholders and/or directors, and shares the Borrower holds in his own company, as shown in the annual accounts.

•	adjusted balance sheet total is understood to mean:

total assets, plus the off balance sheet commitments of the Borrower (such as the outstanding amount of operational leases), minus the sum of (a) intangible assets of the Borrower, (b) deferred tax assets of the Borrower, (c) participating interests of the Borrower, (d) receivables from shareholders and/or directors of the Borrower and (e) shares held by the Borrower in his own company, as shown in the annual accounts.

•	annual accounts is understood to mean:

the Borrower’s annual accounts, consisting of the balance sheet, profit and loss account and accompanying notes, including an unqualified audit certificate, drawn up by a register accountant, acceptable to ABN AMRO.

•	The Borrower will not enter into credit agreements with third parties without the consent of ABN AMRO.

•	The borrower will as far as possible lead his incoming and outgoing payments through ABN AMRO.

•	The enclosed ABN AMRO General Credit Provisions dated January 1999 will apply. By signing this Credit Agreement the Borrower declares that he has received a copy of said General Credit Provisions and is fully aware of the contents thereof.

•	The enclosed Provisions governing ABN AMRO Rollover Loans of October 2002 shall also apply to this Credit Agreement. Insofar as the Provisions governing ABN AMRO Rollover loans shall prevail. By signing this Credit Agreement the Borrower declares that he has received a copy of the Provisions.

•	The following will apply in addition or contrary to the ABN AMRO General Credit Provisions:

•	Yearly ABN AMRO will receive the annual accounts of VistaPrint Ltd. within two months of the end of each year.

•	During the first three operating years of the Borrower, ABN AMRO will also receive from the Borrower the half-yearly figures within two months of the end of every half-yearly period.

•	In addition to the provisions contained in III.5 of the ABN AMRO General Credit Provisions, the 20-year loan may also be called in:

•	if the tangible net worth in the opinion of ABN AMRO represents less than 30% of the adjusted balance sheet total.

•	if the sum of the net income and depreciation and amortization is lower than the sum of the instalments on the loan and the capital expenditures (Capex), as shown in the annual accounts. With regard to Capex, ABN AMRO will exclude Capex with are paid by VistaPrint, Ltd.

OCT Derivatives

•	ABN AMRO is prepared, until further notice, to enter into OTC-derivatives with the Borrower (hereinafter also referred to as “the Client”). However, ABN AMRO is not obliged to enter into such transactions with the Client. ABN AMRO will assess each transaction separately.

•	The above-mentioned security and/or covenants also serve as security for the fulfilment of the obligations arising from derivatives transactions.

•	The enclosed General Derivatives Provisions (“Algemene Bepalingen Derivatentransacties mei 2001”) will apply to all derivatives transactions between the Client and ABN AMRO. By signing this Credit Agreement, the Client declares that he has received a copy of said General Provisions.

•	In addition to article 8 of the General Derivatives Provisions (“Algemene Bepalingen Derivatentransacties mei 2001”), ABN AMRO may terminate one or more transactions immediately without warning or notice of default being required, and all debts owed by the Client on account of the transactions, whether or not payable, contingent or absolute, shall be payable to ABN AMRO forthwith and in full without anydemand or default notice being required, in the event that the credit facility with ABN AMRO is terminated.

•	ABN AMRO also encloses the brochure “OTC-Derivatives Transactions with the Bank” (“OTC-Deriatentransacties met de Bank’). By signing this Credit Agreement, the client declares that he has received a copy of said brochure.

Signature:

Eindhoven, 14 October 2003	Venlo, 24 October 2003
ABN AMRO Bank N.V.	VistaPrint B.V.
Branch; Bogert 2-28

AMENDMENT NO. 1 TO CREDIT AGREEMENT

The undersigned:

1.	VistaPrint B.V., established in Venlo, hereinafter referred to as ‘the Borrower’,

2.	ABN AMRO Bank N.V., having its registered office in Amsterdam, The Netherlands, hereinafter referred to as ‘ABN AMRO’

have agreed as follows:

On the basis of the information supplied to ABN AMRO, the existing Credit Agreement between ABN AMRO and Borrower (attached hereto as Exhibit A, the “Credit Agreement”) is amended so that Borrower is granted a facility on the terms and conditions and at the rates and charges stated in the Credit Agreement (as amended hereby) and the appendix hereto. The original 20-year loan was granted particularly to finance real estate. The new 6-year loan is granted particularly to finance a printing-press.

Facility amount	EUR 6,137,500.—

Six-year roll-over loan	EUR 1,200,000.— (new)
Twenty-year roll-over loan (original principal: EUR 5,000,000.—)	EUR 4,937,500.— pro resto

Six-year loan (new)

Drawing

In one amount, not later than 1 January 2005.

Repayment of principal

In 24 successive three-monthly instalments of EUR 50,000.— each, the first instalment being due on 1 April 2005.

Twenty-year loan

This loan will be continued unaltered and on the existing terms and conditions as amended hereby.

Rates and charges

The Six-year loan (new)

Interest

EURIBOR increased by a margin of 1,40% per annum.

ABN AMRO shall revise the individual margin on 1 January 2010 or, if such does not coincide with the final day of an Interest Period, on the final day of such Interest Period.

Fixed rate period 1, 2, 3, 6, 9 or, subject to the approval of ABN AMRO, 12 months.

Interest in respect of each Interest Period shall be paid on the final day of the relevant Interest Period. In the case of an Interest Period of longer than three months, interest shall also be payable three-monthly in arrears throughout the Interest Period.

The arrangement fee	EUR	5,000.—

The arrangement fee will be charged after this Credit Agreement has been signed.

Security and covenants

•	Revolving mortgage of EUR 5,000,000.— plus 40% for interest and costs, on the property located at Venlo, Hudsonweg 8. Fuller details will be included in the mortgage deed.

•	Pledge of the Man Roland 700 series high speed (five) 5 color P, LV 5/0 1/4 convertible perfecting sheetfed offset printing press system with coater including non-standard options, (to be) purchased in the end of 2004. This pledge shall expire, be discharged and be of no further force and effect upon Borrower’s payment of all amounts due to ABN AMRO with respect to the six-year loan. (new)

•	Pledge of the Creo Lotem 800 II including extra’s, a Computer To Plate (CTP) Machine, (to be) purchased in the end of 2004. This pledge shall expire, be discharged and be of no further force and effect upon Borrower’s payment of all amounts due to ABN AMRO with respect to the six-year loan. (new)

•	Net worth agreement, between VistaPrint Limited, the Borrower and ABN AMRO stating that the Borrower’s tangible net worth as defined in the agreement will be maintained at a minimum of 30% of the Borrower’s consolidated (adjusted) balance sheet total.

•	Pursuant to article 18 of the ABN AMRO General Banking Conditions, ABN AMRO shall have a pledge on all goods, documents of title and securities, which are in the possession or will come into the possession of ABN AMRO or of a third party on behalf of ABN AMRO from or for the benefit of the Borrower on any account whatsoever, on all shares forming part of a collective deposit within the meaning of the Securities Giro Administration and Transfer Act (‘Wet giraal effectenverkeer’), which are in the possession or will come into the possession of ABN AMRO, and on all the present and future debts owing by ABN AMRO to the Borrower on any account whatsoever, as security for all and any present and future debts owing by the Borrower to ABN AMRO on any account whatsoever. ABN AMRO hereby accepts this (right of) pledge. In as far as these assets have not yet been pledged in advance or otherwise, to ABN AMRO as security for the afore mentioned obligations of the Borrower, this Credit Agreement shall be deemed to be a pledge agreement and the notification required for the pledge shall be deemed to have been made, in so far as it is considered necessary.

Other provisions

•	For the purpose of this credit arrangement,

•	tangible net worth is understood to mean:

issued and paid-up share capital plus reserves, deferred tax liabilities and loans subordinated to the Borrower’s debts to ABN AMRO, minus intangible assets, deferred tax assets, participating interests, receivables from shareholders and/or directors, and shares the Borrower holds in his own company, as shown in the annual accounts.

•	adjusted balance sheet total is understood to mean:

total assets, plus the off balance sheet commitments of the Borrower (such as the outstanding amount of operational leases), minus the sum of (a) intangible assets of the Borrower, (b) deferred tax assets of the Borrower, (c) participating interests of the Borrower, (d) receivables from shareholders and/or directors of the Borrower and (e) shares held by the Borrower in his own company, as shown in the annual accounts.

•	annual accounts is understood to mean:

the Borrower’s annual accounts, consisting of the balance sheet, profit and loss account and accompanying notes, including an unqualified audit certificate, drawn up by a register accountant, acceptable to ABN AMRO.

•	The Borrower will not enter into credit agreements with third parties without the consent of ABN AMRO.

•	The Borrower will as far as possible lead his incoming and outgoing payments through ABN AMRO.

•	The enclosed ABN AMRO General Credit Provisions dated January 1999 will apply. By signing this Amendment No. 1 to Credit Agreement the Borrower declares that he has received a copy of said General Credit Provisions and is fully aware of the contents thereof.

•	The enclosed Provisions governing ABN AMRO Rollover Loans of September 2004 shall also apply to this Credit Agreement. Insofar as the Provisions governing ABN AMRO Rollover Loans differ from the ABN AMRO General Credit Provisions, the Provisions governing ABN AMRO Rollover Loans shall prevail. By signing this Amendment No 1 to Credit Agreement the Borrower declares that he has received a copy of the Provisions governing ABN AMRO Rollover Loans and is fully aware of the contents thereof.

•	The following will apply in addition or contrary to the ABN AMRO General Credit Provisions:

•	Yearly ABN AMRO will receive the annual accounts of VistaPrint Limited within two months of the end each year.

•	During the first three operating years of the Borrower, ABN AMRO will also receive from the Borrower the half-yearly figures within two months of the end of every half-yearly period.

•	Borrower will provide ABN AMRO prior to it’s year ending a summary of projected investments (Capex) for the following year and discusses with ABN AMRO how these investments will be financed.

•	In addition to the provisions contained in III.5. of the ABN AMRO General Credit Provisions, both the 6-year loan and 20-year loan may also be called in:

•	if the tangible net worth in the opinion of ABN AMRO represents less than 30% of the adjusted balance sheet total.

OCT Derivatives

•	ABN AMRO is prepared, until further notice, to enter into OTC-derivatives with the Borrower (hereinafter also referred to as “the Client”). However, ABN AMRO is not obliged to enter into such transactions with the Client. ABN AMRO will assess each transaction separately.

•	The above-mentioned security and/or covenants also serve as security for the fulfilment of the obligations arising from derivatives transactions.

•	The enclosed General Derivatives Provisions (“Algemene Bepalingen Derivatentransacties mei 2001”) will apply to all derivatives transactions between the Client and ABN AMRO. By signing this Credit Agreement, the Client declares that he has received a copy of said General Provisions.

•	In addition to article 8 of the General Derivatives Provisions (“Algemene Bepalingen Derivatentransacties mei 2001”), ABN AMRO may terminate one or more transactions immediately without warning or notice of default being required, and all debts owed by the Client on account of the transactions, whether or not payable, contingent or absolute, shall be payable to ABN AMRO forthwith and in full without any demand or default notice being required, in the event that the credit facility with ABN AMRO is terminated.

•	ABN AMRO also encloses the brochure, “OTC-Derivatives Transactions with the Bank” (“OTC-Derivatentransacties met de Bank”). By signing this Credit Agreement, the Client declares that he has received a copy of said brochure.

Signature:

Eindhoven, 8 november 2004	Venlo, November 8 2004
ABN AMRO Bank N.V.	VistaPrint B.V.
Branch; Bogert 2-28

By:
Robert S. Keane
Statutory Director